UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2017

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Highway, Fairfax, VA	22033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( § 203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( § 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

ManTech held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2017. Holders of Class A common stock were entitled to cast one vote for each share of Class A common stock held, and holders of Class B common stock were entitled to cast ten votes for each share of Class B common stock held, for each proposal submitted to stockholders at the Annual Meeting. For more information regarding the following proposals, see our definitive proxy statement dated April 7, 2017, the relevant portions of which are hereby incorporated by reference.

Proposal 1:  The Company’s stockholders elected seven (7) persons to serve as members of the Board of Directors until the 2018 Annual Meeting of Stockholders. The votes regarding this proposal were as follows:

Director Name	For	Withheld	Broker Non-Votes
George J. Pedersen	154,520,995	798,690	693,952
Richard L. Armitage	154,465,302	854,383	693,952
Mary K. Bush	154,494,308	825,377	693,952
Barry G. Campbell	154,370,595	949,090	693,952
Walter R. Fatzinger, Jr.	154,538,502	781,183	693,952
Richard J. Kerr	154,393,781	925,904	693,952
Kenneth A. Minihan	140,650,697	14,668,988	693,952

Proposal 2:  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2017 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
155,092,496	201,773	25,410	693,958

Proposal 3:  The Company stockholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company’s named executive officers once every three years. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstain
14,730,631	11,921	140,557,419	19,083

The Board of Directors recommended that stockholders vote to hold future advisory votes to approve compensation of our named executive officers every three years. Consistent with such recommendation and in light of the results of the stockholder’s vote, we will hold future advisory votes to approve compensation of our named executive officers every three years until the next required vote on the frequency of stockholders votes on the compensation of the Company’s named executive officers (which would be at the 2023 Annual Meeting of the Stockholders unless presented earlier).

Proposal 4: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
155,369,666	640,029	3,942	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: May 22, 2017	By:	/s/ Michael R. Putnam
Michael R. Putnam
Senior Vice President – Corporate & Regulatory Affairs